Exhibit 99.1

________________________________________________________________________

VERIZON OWNER TRUST 2020-B
AMENDMENT NO. 2
dated as of October 21, 2022

to

TRANSFER AND SERVICING AGREEMENT
dated as of August 12, 2020, as amended,

among

VERIZON OWNER TRUST 2020-B,
as Issuer,

VERIZON ABS LLC,
as Depositor,
and

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Servicer, Marketing Agent and Custodian,

________________________________________________________________________

This AMENDMENT NO. 2, dated as of October 21, 2022 (this “Amendment”), is to the TRANSFER AND SERVICING AGREEMENT, originally dated as of August 12, 2020, as amended (the “Transfer and Servicing Agreement”), by and among VERIZON OWNER TRUST 2020-B, as issuer (the “Issuer”), VERIZON ABS LLC, as depositor (the “Depositor”) and CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS (“Cellco”), as servicer (in such capacity, the “Servicer”), as marketing agent (in such capacity, the “Marketing Agent”) and as custodian.
W I T N E S S E T H
WHEREAS, the parties to this Amendment desire to amend the Transfer and Servicing Agreement to revise the definition of “Qualified Institution” in order to facilitate the replacement of U.S. Bank National Association, as indenture trustee and note paying agent, under the Indenture, dated as of August 12, 2020, as amended (the “Indenture”), between the Issuer and U.S. Bank National Association, as indenture trustee (in such capacity, the “Indenture Trustee”) and note paying agent (in such capacity, the “Note Paying Agent”), by U.S. Bank Trust Company, National Association, as Indenture Trustee and Note Paying Agent;
WHEREAS, Section 10.1(b) of the Transfer and Servicing Agreement provides that other than as set forth in Section 10.1(c) of the Transfer and Servicing Agreement, the Transfer and Servicing Agreement (including Appendix A) may be amended by the parties thereto, to add any provisions to, or change in any manner or eliminate any provisions of, the Transfer and Servicing Agreement or for the purpose of modifying in any manner the rights of the Noteholders under the Transfer and Servicing Agreement, with the consent of the Certificateholders, either (1) without the consent of the Noteholders if (x) the Issuer or Cellco, as administrator (the “Administrator”) delivers an Officer’s Certificate to the Indenture Trustee and the Owner Trustee stating that the amendment will not have a material adverse effect on the Noteholders, or (y) the Rating Agency Condition is satisfied with respect to such amendment or (2) if the interests of the Noteholders are materially and adversely affected, with the consent of the holders of a majority of the Note Balance of the Controlling Class;
WHEREAS, Section 10.1(c) of the Transfer and Servicing Agreement does not apply to this Amendment; and
WHEREAS, the Opinion of Counsel referred to in Section 10.1(e) of the Transfer and Servicing Agreement and Section 11.1(h)(ii) of the Amended and Restated Trust Agreement of the Issuer, dated as of August 12, 2020 (the “Trust Agreement”) between the Depositor and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”) are being delivered simultaneously herewith.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.   Defined Terms.  Capitalized terms used in this Amendment and not otherwise defined herein are defined in Appendix A to the Transfer and Servicing Agreement.
SECTION 2.  Amendments and Modifications to the Transfer and Servicing Agreement.  As of the Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Transfer and Servicing Agreement is hereby amended by replacing the definition of “Qualified Institution” included in Appendix A thereof with the following:
“Qualified Institution” means U.S. Bank National Association, U.S. Bank Trust Company, National Association, Wilmington Trust, National Association, or a trust company or a bank or depository institution organized under the laws of the United States or any State or any United States branch or agency of a foreign bank or depository institution that (i) is subject to supervision and examination by federal or State banking authorities, (ii) has a short-term deposit rating of “P-1” from Moody’s, if rated by Moody’s, and “F1+” from Fitch, if rated by Fitch, (iii) if the institution holds any Bank Accounts, has a long-term unsecured debt rating or issuer rating of at least “Aa3” from Moody’s, if rated by Moody’s, and at least “A” from Fitch, if rated by Fitch and (iv) if the institution is organized under the laws of the United States, whose deposits are insured by the Federal Deposit Insurance Corporation.

SECTION 3.  Reference to and Effect on the Transfer and Servicing Agreement.
(a)            Beginning on October 21, 2022 (the “Effective Date”) (i) the Transfer and Servicing Agreement shall be and be deemed to be, modified and amended in accordance herewith and this Amendment shall form a part of the terms and conditions of the Transfer and Servicing Agreement for any and all purposes, and every Noteholder of every Note heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby and thereby, (ii) each reference in the Transfer and Servicing Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Transfer and Servicing Agreement shall mean and be a reference to the Transfer and Servicing Agreement, as amended by this Amendment and (iii) each reference to the Transfer and Servicing Agreement contained in any other Transaction Document and any financing statement filed in connection therewith shall mean and be a reference to the Transfer and Servicing Agreement, as amended by this Amendment.
(b)            The Transfer and Servicing Agreement (except as specifically amended herein) shall remain in full force and effect and the Transfer and Servicing Agreement is hereby ratified and confirmed in all respects by each of the parties hereto.
SECTION 4.  Conditions Precedent.  This Amendment shall become effective as of the Effective Date upon (i) receipt by the parties hereto of this Amendment duly executed by the parties hereto and (ii) delivery by the Administrator of an Officer’s Certificate to the Indenture Trustee and the Owner Trustee stating that this Amendment will not have a material adverse effect on the Noteholders or the Notes, as required by Section 10.1(b) of the Transfer and Servicing Agreement.
SECTION 5.  Certain Representations and Warranties.
(a)            Each of the Servicer, the Marketing Agent and the Depositor hereby represents and warrants to the other parties hereto as of the date hereof that, solely with respect to itself:
(i)            the representations and warranties made by it in the Transfer and Servicing Agreement are true and correct in all material respects both on and as of the date hereof and immediately after giving effect to this Amendment and the transactions contemplated hereby (except to the extent such representations and warranties relate solely to an earlier date and then are true and correct as of such earlier date); provided, however, in the case of a breach of a representation or warranty described in Section 2.5 of the Transfer and Servicing Agreement, such breach shall not result in a failure of this representation to be true and correct unless such breach is not timely cured or remedied in accordance with Section 2.5 of the Transfer and Servicing Agreement;
(ii)            the execution, delivery and performance by it of this Amendment are within its organizational powers, have been duly authorized by all necessary action, and do not contravene (1) its organizational documents, (2) any Law applicable to it, (3) any contractual restriction binding on or affecting it or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property; and

(iii)            this Amendment, having been duly executed by each other party hereto, constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors from time to time in effect or by general principles of equity.
(b)            The Issuer hereby represents and warrants to the other parties hereto as of the date hereof that no Default, Event of Default, Amortization Event or Servicer Termination Event exists or shall occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 6.  Governing Law.  THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 7.  Submission to Jurisdiction.   Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Amendment.  Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.
SECTION 8.  Waiver of Jury Trial.   TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
SECTION 9.  Severability.  If a part of this Amendment is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Amendment and will not affect the validity, legality or enforceability of the remaining Amendment.
SECTION 10.  Headings.  The headings in this Amendment are included for convenience and will not affect the meaning or interpretation of this Amendment.
SECTION 11.  Counterparts.  This Amendment may be executed in multiple counterparts.  Each counterpart will be an original and all counterparts will together be one document.
SECTION 12.  Direction to Owner Trustee.  Pursuant to and in accordance with Section 5.6 of the Trust Agreement, the Administrator hereby directs the Owner Trustee to execute and deliver this Amendment as Owner Trustee, and on behalf of the Issuer.  The Administrator hereby certifies and confirms that (a) it has reviewed and approved of this Amendment and the amendment to the Transfer and Servicing Agreement; (b) this direction and such action by the Owner Trustee pursuant to this direction are not contrary to any obligation of the Issuer or the Owner Trustee under, and are consistent with, permitted by and in compliance with the Trust Agreement, and all of the other relevant documents contemplated by the Trust Agreement; (c) the Owner Trustee shall not be liable for the action taken by it in accordance with this Amendment; (d) all conditions precedent necessary for the effectiveness of this Amendment contained in the Trust Agreement and the Transfer and Servicing Agreement have been duly satisfied or waived; and (e)

the Owner Trustee’s actions in accordance with this Amendment are covered by Section 7.2(a) of the Trust Agreement.
SECTION 13.  Electronic Signatures. Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.
SECTION 14.  Succession by U.S. Bank Trust Company, National Association. Immediately following the effectiveness of this Amendment, U.S. Bank Trust Company, National Association, having succeeded to all or substantially all of the corporate trust business of U.S. Bank National Association, shall succeed to the roles of Indenture Trustee, Note Paying Agent, Note Registrar and Secured Party under the Transaction Documents, and by its execution hereof agrees that it shall be bound by such Transaction Documents from and after the date hereof as if it were a signatory thereto (in such capacities, as applicable). By its execution hereof, each of the parties hereto hereby acknowledges and agrees that as of the date hereof, U.S. Bank Trust Company, National Association has succeeded U.S. Bank National Association in the roles of Indenture Trustee, Note Paying Agent, Note Registrar and Secured Party.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.
VERIZON OWNER TRUST 2020-B

By: WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity, but
solely as Owner Trustee on behalf of the Issuer

By:	/s/ Clarice Wright
Name: Clarice Wright
Title: Vice President

VERIZON DPPA TRUE UP TRUST

By: Cellco Partnership d/b/a Verizon Wireless, as
custodian of Verizon DPPA True Up Trust, as Class A
Certificateholder

By:	/s/ Kee Chan Sin
Name:	Kee Chan Sin
Title:	Vice President and Assistant Treasurer

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Servicer, Marketing Agent and Custodian

By:	/s/ Kee Chan Sin
Name: Kee Chan Sin
Title: Vice President and Assistant Treasurer

VERIZON ABS LLC,
as Depositor and Class B Certificateholder

By:	/s/ Kee Chan Sin
Name: Kee Chan Sin
Title: Chief Financial Officer

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Administrator

By:	/s/ Kee Chan Sin
Name: Kee Chan Sin
Title: Vice President and Assistant Treasurer

Acknowledged and agreed by:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

By: /s/ Matthew M. Smith
Name:  Matthew M. Smith
Title:    Vice President